Exhibit 16.2

July 16, 2003

Securities and Exchange Commission

Washington, DC 20549

Dear Sirs:

We have read and agree with the comments in Item 4 of Form 8-K of Microbest, Inc. (Commission File Number 000-28137) dated July 7, 2003, insofar as the comments relate to our firm.

Sincerely,

/s/ Ahearn, Jasco + Company, P.A.

AHEARN, JASCO + COMPANY, P.A.

Certified Public Accountants